                                                                    Exhibit 99.1

                         UNITED STATES BANKRUPTCY COURT
                        WESTERN DIVISION OF MASSACHUSETTS

Case Name:      ACT Manufacturing, Inc., ACT Manufacturing US Holdings, LLC,
                CMC Industries, Inc. and ACT Manufacturing Securities Corp.
Case Number:    01-47641, 01-47642, 01-47643, 01-47644

                CHAPTER 11 MONTHLY CONSOLIDATED OPERATING REPORT
                         FOR MONTH ENDING APRIL 30, 2002

Comes now ACT Manufacturing, Inc., ACT Manufacturing US Holdings, LLC, CMC Industries, Inc. and ACT Manufacturing Securities Corp. Debtor-In-Possession, and hereby submits its Monthly Consolidated Operating Report for the period commencing April 1, 2002 and ending April 30, 2002 as shown by the report and exhibits consisting of 12 pages and containing the following as indicated:

Page 2 - 5      Monthly Reporting Questionnaire (Attachment 1)

Page 6 - 7      Comparative Balance Sheets (Forms OPR-1 & OPR-2)

Page 8          Summary of Accounts Receivable (form OPR-3)

Page 9 - 10     Schedule of Post-petition Liabilities (Form OPR-4)

Page 11         Income Statement (Form OPR-5)

Page 12         Statement of Sources and Uses of Cash (Form OPR-6)

I declare under penalty of perjury that this report and all attachments are true and correct to the best of my knowledge and belief.

Date:  May 25, 2002                                 DEBTOR (S) - IN-POSSESSION

                                  By:                 /s/ Joseph S. Driscoll
                                                    ----------------------------
                                                             (Signature)


                                  Name & Title:     Joseph S. Driscoll
                                                    Executive Vice President and
                                                    Chief Financial Officer

                                  Address:          2 Cabot Road
                                                    Hudson, Massachusetts 01749

                                  Telephone No.:    978-567-4000

                                                                    Attachment 1

                                   CHAPTER 11
                            MONTHLY OPERATING REPORT
                         MONTHLY REPORTING QUESTIONNAIRE

Case Name:        ACT Manufacturing, Inc., ACT Manufacturing US Holdings, LLC,
                  CMC Industries, Inc. and ACT Manufacturing Securities Corp.

Case Number:      01-47641, 01-47642, 01-47643, 01-47644

MONTH OF:         April 1, 2002 - April 30, 2002

1.   Payroll:    State the amount of all executive wages paid and taxes
     -------
                 withheld and paid.

                                                                  Taxes Withheld
     Name and Title of Executive       Gross Wages   Net Wages      Due & Paid
     ---------------------------       ------------  ------------   ----------
     Pino, John A.     CEO             $  26,923.08  $  17,168.35  $ 8,268.76
     Young, John       VP of HR           11,538.48      6,393.69    3,283.22
     Gorgone, Chris    Treasurer          15,384.64      9,073.49    5,266.63
     Driscoll, Joe     CFO                15,384.56      9,198.58    5,076.01
     Scioli, Blaise EVP-Cable Division    18,461.56     11,138.88    7,135.80
     Barnier, Gary  SVP of Ops - NA       13,846.16      8,244.23    4,484.99
                                       ------------  ------------  ----------
     TOTAL PAYROLL                     $ 101,538.48  $  61,217.22  $33,515.41

2.   Insurance:  Is workers' compensation and other insurance in effect?  Yes
     ---------                                                            ---
                 Are payments current?  Yes
                                        ---
                 Changes in the month are indicated below.


------------------------------------------------------------------------------------------------------
     COVERAGE       COMPANY              POLICY #       AMOUNT             TERM            PREMIUM
------------------------------------------------------------------------------------------------------
       D&O          Genesis          YXB000666F       10,000,000      3/29/02-3/29/03          165,000
                                                                                          Run Off Tail
------------------------------------------------------------------------------------------------------
       D&O      Executive Risk         81680830        5,000,000      3/29/02-3/29/03           52,500
                                                                                          Run Off Tail
------------------------------------------------------------------------------------------------------
       D&O          Kemper          3DY00207900       10,000,000      3/29/02-3/29/03           60,000
                                                                                          Run Off Tail
------------------------------------------------------------------------------------------------------
       D&O            TIG           XD038844963        5,000,000      3/29/02-3/29/03           26,250
                                                                                            + 1050 Tax
                                                                                          Run Off Tail
------------------------------------------------------------------------------------------------------
       D&O           Royal            RHS608921        5,000,000      3/29/02-3/29/03           33,750
                                                                                          Run Off Tail
------------------------------------------------------------------------------------------------------
       D&O       Old Republic          CUG25992        5,000,000      3/29/02-3/29/03           45,000
                                                                                          Run Off Tail
------------------------------------------------------------------------------------------------------
       D&O      Greenwich Ins.            TBD         20,000,000      3/29/02-3/29/03          625,000
                                                                                                   New
------------------------------------------------------------------------------------------------------
  Workers Comp.     Kemper         2BH072932-01      500/500/500      6/19/01-6/19/02          669,300
------------------------------------------------------------------------------------------------------
      Crime         Kemper          3F023571-00        1,000,000      6/19/01-6/19/02           25,347
                                                    Emp. Dishonesty
------------------------------------------------------------------------------------ -----------------

------------------------------------------------------------------------------------------------------------------------------
      COVERAGE             COMPANY             POLICY #                  AMOUNT                 TERM                PREMIUM
------------------------------------------------------------------------------------------------------------------------------
                                                                        1,000,000
                                                                         Forgery
------------------------------------------------------------------------------------------------------------------------------
                                                                        1,000,000
                                                                          Theft
------------------------------------------------------------------------------------------------------------------------------
                                                                        1,000,000
                                                                     Computer Fraud
------------------------------------------------------------------------------------------------------------------------------
      Package              Kemper             3MG21849701              292,432,000          6/19/01-6/19/02           718,946
                                                                      Blanket Bldgs.
                                                                           & PP
------------------------------------------------------------------------------------------------------------------------------
                                                                        75,000,000
                                                                           BII
------------------------------------------------------------------------------------------------------------------------------
                                                                          25,000
                                                                        Deductible
------------------------------------------------------------------------------------------------------------------------------
                                                                        10,000,000
                                                                          Flood
------------------------------------------------------------------------------------------------------------------------------
                                                                       50,000 Ded.
------------------------------------------------------------------------------------------------------------------------------
      MA Auto.             Kemper            F2Y045501-01               1,000,000           6/19/01-6/19/02            27,895
------------------------------------------------------------------------------------------------------------------------------
Out of State Autos.        Kemper            X2P082474-00               1,000,000           6/19/01-6/19/02            30,898
------------------------------------------------------------------------------------------------------------------------------
      Transit              Kemper              30T673698                1,000,000           6/19/01-6/19/02           326,500
                                                                     Each Conveyance
------------------------------------------------------------------------------------------------------------------------------
      Umbrella             Kemper            9SX068105-01               50,000,000          6/19/01-6/19/02           124,885
------------------------------------------------------------------------------------------------------------------------------
      Foreign              Kemper             QD602388-00                1,000,000           6/19/01-6/19/02            10,350
   International
Employees Liability
------------------------------------------------------------------------------------------------------------------------------
        DIC            Lloyds Primary          ND064400A                2,500,000           2/4/01-2/4/02             150,000
                                                                                                                       Lapsed
------------------------------------------------------------------------------------------------------------------------------
        DIC          Lloyds - 1/st/ Excess     ND064410A                7,500,000           2/4/01-2/4/02              68,000
                                                                                                                       Lapsed
------------------------------------------------------------------------------------------------------------------------------
        DIC          Lloyds - 2/nd/ Excess     NN064420A               15,000,000           2/4/01-2/4/02           11,320.80
                                                                                                                       Lapsed
------------------------------------------------------------------------------------------------------------------------------
        DIC          Lloyds - 3/rd/ Excess     NN064430A               36,169,922           2/4/01-2/4/02              12,500
                                                                                                                       Lapsed
------------------------------------------------------------------------------------------------------------------------------
Fiduciary Liability         Chubb              81480684                 2,000,000           3/12/02-3/12/03              2100
                                                                                                                      Renewed
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
        EPL                 Chubb              81480684C                5,000,000           3/12/02-3/12/03            60,000
                                                                                                                      Renewed
------------------------------------------------------------------------------------------------------------------------------
     401K Plan             Kemper             3F895996-06                500,000            2/14/02-                      561
                                                                                            2/14/03                   Renewed
------------------------------------------------------------------------------------------------------------------------------
  Kidnap & Ransom           Chubb              81515304                 2,000,000           9/4/01-                      2200
                                                                                            9/4/02                    Renewed
------------------------------------------------------------------------------------------------------------------------------

                                   CHAPTER 11
                            MONTHLY OPERATING REPORT
                        DETAILED LISTING OF DISBURSEMENTS

Case Name:        ACT Manufacturing, Inc., ACT Manufacturing US Holdings, LLC,
                  CMC Industries, Inc. and ACT Manufacturing Securities Corp.
Case Number:      01-47641, 01-47642, 01-47643, 01-47644

MONTH OF:         April 1, 2002,  April 30, 2002
-------------------------------------------------------------------------------
3.  Bank Accounts
    -------------

----------------------------------------------------------------------------------------------------------------------------------
Bank Name     Account      Account Number  Beg. Book      Deposits       Disbursements   Others      Transfers     Ending
              Type                         Balance                                       (Loan                     Book
                                                                                          Adv.)                    Balance
----------------------------------------------------------------------------------------------------------------------------------
JP Morgan     Operating     777-019353         370,223     22,784,578    (9,862,653)   (8,170,000)    (2,197,428)    2,924,721
Chase
----------------------------------------------------------------------------------------------------------------------------------
Comm. Nat.    MA Payroll    278084           3,448,412                   (1,854,520)                   1,711,023     3,304,916
Bank
----------------------------------------------------------------------------------------------------------------------------------
              MA Payroll    277827              (6,041)                      (1,165)                       5,000        (2,206)
----------------------------------------------------------------------------------------------------------------------------------
N/A           MA Petty      N/A                  2,015                                                                   2,015
              Cash
----------------------------------------------------------------------------------------------------------------------------------
Trustmark     MS Payroll    8400000043       1,119,517                       (7,046)                                 1,112,471
Savings Bank
----------------------------------------------------------------------------------------------------------------------------------
              MS Petty      8400170941           1,155                      (10,553)                      11,129         1,731
              Cash
----------------------------------------------------------------------------------------------------------------------------------
Bank of       MS Medical    87656-60545        364,447                     (233,633)                     269,405       400,219
America
----------------------------------------------------------------------------------------------------------------------------------
              Atl.          32566-83139        117,420                     (109,918)                      16,871        24,372
              Operating
----------------------------------------------------------------------------------------------------------------------------------
              Atl.          32998-05863       (114,181)                      (7,192)                     100,000       (21,372)
              Payroll
----------------------------------------------------------------------------------------------------------------------------------
              CA Payroll    10981-03623        350,968                       (5,137)                                   345,831
----------------------------------------------------------------------------------------------------------------------------------
              CA Operating  87650-60543         76,635                                                                  76,635
----------------------------------------------------------------------------------------------------------------------------------
N/A           CA Petty      N/A                    534                                                                     534
              Cash
----------------------------------------------------------------------------------------------------------------------------------
CitiBank      ACT           30427603           309,895                                                                 309,895
              Securities
              Corp.
----------------------------------------------------------------------------------------------------------------------------------
Taipei Bank   MS Taiwan     600170003419*       43,000                                                    84,000       127,000
              Branch
----------------------------------------------------------------------------------------------------------------------------------
TOTAL                                        6,083,999     22,784,578   (12,091,817)   (8,170,000)             -     8,606,760
----------------------------------------------------------------------------------------------------------------------------------

*Taiwan Legal Entity determined a branch of CMC Industries, Inc.

Disbursements April 1, 2002 through April 30, 2002 were $10,622,543 ACT Manufacturing, Inc., $0 ACT Manufacturing Holdings, LLC, $1,469,274 CMC Industries, Inc., $0 ACT Manufacturing Securities Corp.

4. Post-Petition Payments: List any post-petition payments to professionals and payments on Pre-petition debts in the schedule below (attach separate sheet if necessary).

    Payments To/On                  Amount         Date         Check #
    --------------                  ------         ----         -------
    Professionals (attorneys,
     Accountants, etc.):

    Morgan Lewis & Bockus        $109,198.41     01/28/2002    Wire Transfer
                                 $227,285.00     03/08/2002    Wire Transfer
                                 $111,706.26     04/16/2002    Wire Transfer

    Mintz Levin                  $421,585.42     02/26/2002    Wire Transfer
                                 $245,759.96     03/26/2002    Wire Transfer
                                 $311,333.18     04/24/2002    Wire Transfer

    Zolfo Cooper                 $441,959.95     03/07/2002    Wire Transfer
                                 $308,783.78     03/26/2002    Wire Transfer
                                 $383,882.45     04/24/2002    Wire Transfer

    Choate Hall                  $153,522.12     03/08/2002    Wire Transfer
                                 $ 76,774.11     03/26/2002    Wire Transfer

    PWC                          $126,478.16     03/18/2002    Check #126015
                                 $ 71,850.00     04/25/2002    Check #126894

    Policano & Manzo             $259,328.33     03/12/2002    Wire Transfer
                                 $124,891.83     03/27/2002    Wire Transfer

    Bowditch & Dewey             $ 55,323.73     03/08/2002    Wire Transfer

    Testa Hurwitz                $ 75,000.00     03/12/2002    Check #125697
                                 $ 32,105.36     04/11/2002    Check #126528
                                 $ 68,522.38     04/25/2002    Check #126899

    Lazard Freres                $328,285.34     03/26/2002    Wire Transfer
                                 $357,947.62     04/24/2002    Wire Transfer

    Pre-Petition Debts:
    ------------------
    The Morgan Lewis & Bockus payment above of $109,198.41 represents payments for Pre and Post Petition. The invoice did not break out the amounts for Pre and Post petition billings.

ACT Manufacturing, Inc., ACT Manufacturing US Holdings, LLC,                         Form OPR-1
CMC Industries, Inc. and ACT Manufacturing Securities Corp.
Balance Sheet
Case Number:  01-47641, 01-47642, 01-47643, 01-47644
April 30, 2002

           (000's)

                                                           12/20/01        01/31/02       02/28/02         03/31/02        04/30/02
                                                           --------        --------       --------         --------        --------
           ASSETS

           CURRENT ASSETS:

              Cash                                            4,357           5,981          5,598            6,084           8,607
              Other negotiable instruments                        -               -              -                -               -
              Accounts receivable, net (OPR-3)               53,351          52,570         51,860           58,881          39,005
              Less:  Allowance for doubtful accounts        (29,507)        (29,874)       (25,155)         (22,311)        (12,135)
              Inventory, at cost                             66,783          67,058         63,621           55,219          48,010
              Prepaid expenses and deposits                   3,546           7,025         11,073            8,060           3,606
              Investments                                         -
              Other (Def'd taxes and tax receivable)          7,200           7,181          7,181            7,181           7,181
                                                           ------------------------------------------------------------------------
           TOTAL CURRENT ASSETS                             105,731         109,941        114,178          113,113          94,275

           PROPERTY, PLANT AND EQUIPMENT, AT COST            42,995          42,995         37,994           32,724          27,883
           Less:  Accumulated depreciation                  (28,502)        (28,943)       (25,143)         (22,391)        (19,054)
                                                           ------------------------------------------------------------------------
           NET PROPERTY, PLANT AND EQUIPMENT                 14,493          14,052         12,851           10,333           8,829

           OTHER ASSETS

              Notes receivable affiliate                        602             302              -                -               -
              Investment in subsidiaries                    140,497         140,497        140,497          140,497         140,497
              Intercompany receivable                        68,483          68,002         66,942           66,707          66,886
              Goodwill                                        5,016           4,994          5,008            5,008           5,008
              Other assets                                    1,516           1,957          1,956            2,006           2,008
                                                           ------------------------------------------------------------------------
           TOTAL OTHER ASSETS                               216,115         215,752        214,403          214,218         214,399

           TOTAL ASSETS                                     336,338         339,745        341,433          337,664         317,502

ACT Manufacturing, Inc., ACT Manufacturing US Holdings, LLC,             Form OPR-2
CMC Industries, Inc. and ACT Manufacturing Securities Corp.
Balance Sheet
Case Number:  01-47641, 01-47642, 01-47643, 01-47644
April 30, 2002

     (000's)                                             12/20/01     01/31/02     02/28/02     03/31/02     04/30/02
                                                         --------     --------     --------     --------     --------
     LIABILITIES AND STOCKHOLDER'S EQUITY

     POST PETITION LIABILITIES (OPR-4)
          Priority debt                                         -        4,221        7,221        9,531        1,356
          Unsecured debt                                        -        3,251        6,644        3,431        2,452
                                                       ---------------------------------------------------------------
     TOTAL POST PETITION LIABILITIES                            -        7,472       13,865       12,962        3,808

     TOTAL PRE PETITION LIABILITIES (A)                   366,255      365,254      364,937      364,882      358,633
                                                       ---------------------------------------------------------------

     TOTAL LIABILITIES                                    366,255      372,725      378,802      377,844      362,441

     STOCKHOLDER'S EQUITY (DEFICIT)
        Preferred Stock                                         -            -            -            -            -
        Common stock                                          171          171          171          171          171
        Paid-in capital                                   168,574      169,980      169,980      169,980      169,980
        Retained earnings:
               Through filing date                       (198,662)    (198,662)    (198,662)    (198,662)    (198,662)
               Post filing date                                         (4,469)      (8,858)     (11,669)     (16,428)
                                                       ---------------------------------------------------------------
        Retained earnings                                (198,662)    (203,131)    (207,520)    (210,331)    (215,090)

     TOTAL SHAREHOLDERS' EQUITY                           (29,917)     (32,980)     (37,369)     (40,180)     (44,939)
                                                       ---------------------------------------------------------------

     TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY           336,338      339,745      341,433      337,664      317,502

     (A) Included in pre-petition liabilities are cost incurred as of 4/30/02 for "Accrued Compensation and Related Taxes" of $3,066,000.

ACT Manufacturing, Inc. and Subsidiaries                            Form OPR-3
Summary of Accounts Receivable
Case Number:  01-47641, 01-47642, 01-47643, 01-47644
April 30, 2002
         (000's)

                Date         Accounts                             Total       0-30    31-60      61-90     Over 90 days
         -----------------   -------------------------------    -------    -------  -------    -------     ------------
    1)   December 20, 2001   Accounts Receivable                 53,351     22,975    9,981      5,144           15,250
                             Allowance for Doubtful Accounts    (29,507)    (3,000)  (6,599)    (4,930)         (14,978)
                                                                -------    -------  -------    -------         --------
                                          Net A/R                23,844     19,975    3,382        214              272

    2)    January 31, 2002   Accounts Receivable                 52,570     25,375    6,727      3,983           16,485
                             Allowance for Doubtful Accounts    (29,874)    (7,999)  (3,078)    (3,295)         (15,502)
                                                                -------    -------  -------    -------         --------
                                          Net A/R                22,696     17,376    3,649        688              983

    3)   February 28, 2002   Accounts Receivable                 51,860     27,027    8,655      4,906           11,272
                             Allowance for Doubtful Accounts    (25,155)    (6,274)  (3,782)    (4,437)         (10,662)
                                                                -------    -------  -------    -------         --------
                                          Net A/R                26,705     20,753    4,873        469              610

    4)      March 31, 2002   Accounts Receivable                 58,881     29,051    8,114      5,069           16,647
                             Allowance for Doubtful Accounts    (22,311)    (1,351)  (1,766)    (3,011)         (16,183)
                                                                -------    -------  -------    -------         --------
                                          Net A/R                36,570     27,700    6,348      2,058              464

    5)      April 30, 2002   Accounts Receivable                 39,005     18,788    9,848      1,830            8,539
                             Allowance for Doubtful Accounts    (12,135)         -   (3,146)      (850)          (8,139)
                                                                -------    -------  -------    -------         --------
                                          Net A/R                26,870     18,788    6,702        980              400

    6)        May 31, 2002   Accounts Receivable                      -          -        -          -                -
                             Allowance for Doubtful Accounts          -          -        -          -                -
                                                                -------    -------  -------    -------         --------
                                          Net A/R                     -          -        -          -                -



ACT Manufacturing, Inc. and Subsidiaries                                     Form OPR-4
Schedule of Post Petition Liabilities
April 30, 2002
    (000's)

                                             Date           Due           Total
    Post Petition Liabilities              Incurred         Date           Due         0-30         31-60      61-90    Over 90 days
    ---------------------------           ---------       ---------      -------     -------       ------      ------   ------------
    Taxes Payable:
       Federal Income Taxes               30-Apr-02       31-May-02        133         133            -           -               -
       FICA - Employer's Share            30-Apr-02       31-May-02         42          42            -           -               -
       Unemployment Tax                   30-Apr-02       31-May-02          -           -            -           -               -
       State Income Tax                   30-Apr-02       31-May-02          2           2            -           -               -
       State Sales and Use Tax            30-Apr-02       31-May-02          -           -            -           -               -
       State Tax, other                   30-Apr-02       31-May-02         20          20            -           -               -
       Personal Property Tax              30-Apr-02       31-May-02        121         121            -           -               -
                                          ------------------------------------------------------------------------------------------
      Total Taxes Payable                                                  318         318            -           -               -

    Postpetition Secured Debt             30-Apr-02       31-May-02      1,000       1,000            -           -               -
    Postpetition Unsecured Debt           30-Apr-02       31-May-02          -           -            -           -               -
    Accrued Interest Payable              30-Apr-02       31-May-02         38          38            -           -               -

     Trade Accounts Payable and Other:
     Accom Inc.                           30-Apr-02       31-May-02         35          35            -           -               -
     Agilent Financial Services           30-Apr-02       31-May-02         22          22            -           -               -
     AHM Technologies, Inc.               30-Apr-02       31-May-02         16          16            -           -               -
     All American                         30-Apr-02       31-May-02          6           6            -           -               -
     American Packaging                   30-Apr-02       31-May-02          1           1            -           -               -
     Amitron Corp.                        30-Apr-02       31-May-02          2           -            -           -               2
     Armada Rubber Mfg Co.                30-Apr-02       31-May-02          1           1            -           -               -
     Arrow Electronics                    30-Apr-02       31-May-02          4           4            -           -               -
     Arrow / Schweber Electronics         30-Apr-02       31-May-02          1           1            -           -               -
     Atlantic Coastal Electronics         30-Apr-02       31-May-02          1           1            -           -               -
     Automated Data Processing            30-Apr-02       31-May-02          1           1            -           -               -
    Avnet Electronics                     30-Apr-02       31-May-02         89          89            -           -               -
    Bay Fabricated Materials              30-Apr-02       31-May-02          6           6            -           -               -
    Boon Hoe                              30-Apr-02       31-May-02          4           4            -           -               -
    Braztek International                 30-Apr-02       31-May-02          3           3            -           -               -
    Capital Electronics                   30-Apr-02       31-May-02          2           2            -           -               -
    Circuitronix                          30-Apr-02       31-May-02         16           -           16           -               -
    Classic Components                    30-Apr-02       31-May-02          4           -            2           2               -
     CTC Communication                    30-Apr-02       31-May-02          9           9            -           -               -
     Conroy Logistics                     30-Apr-02       31-May-02          1           1            -           -               -
    Consolidated Products                 30-Apr-02       31-May-02          1           1            -           -               -
    Corning Frequency Control             30-Apr-02       31-May-02          1           1            -           -               -
     DASH Components                      30-Apr-02       31-May-02          1           1            -           -               -
     Direct Freight Group                 30-Apr-02       31-May-02          3           3            -           -               -
     Donald Polich                        30-Apr-02       31-May-02          8           8            -           -               -
    Elan Vital                            30-Apr-02       31-May-02          1           1            -           -               -
     Freitec Services                     30-Apr-02       31-May-02          4           4            -           -               -
     Future Electronics                   30-Apr-02       31-May-02        110         110            -           -               -
     GE Capital                           30-Apr-02       31-May-02          3           3            -           -               -
    Global Logistics                      30-Apr-02       31-May-02          1           1            -           -               -
     IC Electronics                       30-Apr-02       31-May-02          1           1            -           -               -
     ICON Metal                           30-Apr-02       31-May-02          2           2            -           -               -
    Internec Technologies Group           30-Apr-02       31-May-02          1           1            -           -               -
     Kent Landsberg                       30-Apr-02       31-May-02          2           2            -           -               -
     Mapics                               30-Apr-02       31-May-02          3           3            -           -               -
     Newark Electronics                   30-Apr-02       31-May-02         18          18            -           -               -
    Neopost                               30-Apr-02       31-May-02          1           1            -           -               -
    PD Circuits                           30-Apr-02       31-May-02         16          16            -           -               -


 ACT Manufacturing, Inc. and Subsidiaries                                            Form OPR-4
 Schedule of Post Petition Liabilities
 April 30, 2002
     (000's)

                                                Date           Due              Total
     Post Petition Liabilities                Incurred         Date              Due       0-30      31-60     61-90    Over 90 days
     ---------------------------------      ------------    -----------   -----------  --------    -------   -------  --------------
    PFE Group                                 30-Apr-02      31-May-02              8         8          -         -               -
    Punter Southhall & Co.                    30-Apr-02      31-May-02             10         2          8         -               -
    Raymond Leasing                           30-Apr-02      31-May-02              1         1          -         -               -
     Rexcan Circuits                          30-Apr-02      31-May-02              7         7          -         -               -
    Saundra Conklan                           30-Apr-02      31-May-02              1         1          -         -               -
    Technical Maintenance, Inc.               30-Apr-02      31-May-02              1         1          -         -               -
     TMS                                      30-Apr-02      31-May-02              1         1          -         -               -
     Town of Hudson                           30-Apr-02      31-May-02             16        16          -         -               -
    TTI                                       30-Apr-02      31-May-02              7         7          -         -               -
     UPS                                      30-Apr-02      31-May-02              1         1          -         -               -
     Vesoft                                   30-Apr-02      31-May-02              1         1          -         -               -
     Vikay America                            30-Apr-02      31-May-02              3         3          -         -               -
    Zhone Technologies                        30-Apr-02      31-May-02              2         2          -         -               -

     Equipment lease potential accrual        30-Apr-02      31-May-02          1,293       300        700       293               -
     Mintz Levin                              30-Apr-02      31-May-02              -         -          -         -               -
     Testa, Hurwitz                           30-Apr-02      31-May-02             75        75          -         -               -
     Lazard                                   30-Apr-02      31-May-02            175       175          -         -               -
     Zolfo Cooper                             30-Apr-02      31-May-02              -         -          -         -               -
     Policano & Manzo                         30-Apr-02      31-May-02            130       130          -         -               -
     Morgan Lewis                             30-Apr-02      31-May-02             75        75          -         -               -
     Bowditch & Dewey                         30-Apr-02      31-May-02             20        20          -         -               -
     Choate, Hall & Stewart                   30-Apr-02      31-May-02             75        75          -         -               -
     PwC                                      30-Apr-02      31-May-02             75        75          -         -               -
     Verdolino & Lowey                        30-Apr-02      31-May-02             74        74          -         -               -
                        other                                                       -
                                            ----------------------------------------------------------------------------------------
         TOTAL ACCOUNTS PAYABLE AND OTHER                                       2,452     1,429        726       295               2

     TOTAL POST PETITION LIABILITIES                                            3,808     2,785        726       295               2

ACT Manufacturing, Inc., ACT Manufacturing US Holdings, LLC,                            Form OPR-5
CMC Industries, Inc. and ACT Manufacturing Securities Corp.
Income Statement
Case Number:  01-47641, 01-47642, 01-47643, 01-47644
April 30, 2002
   (000's)                                                   12/21/01-
                                                             01/31/02       02/28/02        03/31/02       04/30/02       05/31/02
                                                             --------       --------        --------       --------       --------
   NET REVENUE                                                 13,359         13,471          21,314         13,530

   COST OF GOODS SOLD:
        Materials                                               9,509          9,852          15,670         11,101
        Labor - Direct                                          1,011          1,028           1,067            515
        Manufacturing Overhead                                  2,819          2,009           3,530          1,941
                                                             -------------------------------------------------------
             TOTAL COSTS OF GOODS SOLD                         13,339         12,890          20,268         13,557

        GROSS PROFIT                                               21            581           1,046            (27)

   Selling and Marketing                                          256            179             177            146
   General and Adminstrative                                    1,081            929             971            740
   Other -
                                                             -------------------------------------------------------
             TOTAL OPERATING EXPENSES                           1,337          1,108           1,147            886

   INCOME BEFORE INTEREST, DEPRECIATION, TAXES
        OR EXTRAORDINARY EXPENSES                              (1,316)          (528)           (101)          (913)

   INTEREST EXPENSE (INCOME)                                      473           (855)           (256)          (226)
   DEPRECIATION                                                   441            356             286            222
   EXTRAORDINARY EXPENSE - Professional fees                    1,946          1,520           1,508          1,250
   EXTRAORDINARY EXPENSE - Equipment lease settlement               -          1,596          (1,553)             -
   EXTRAORDINARY EXPENSE - Other                                  292          1,244           2,725          2,600
   INCOME TAX EXPENSE (BENEFIT)
                                                             -------------------------------------------------------

   NET LOSS                                                    (4,469)        (4,389)         (2,811)        (4,759)

ACT Manufacturing, Inc., ACT Manufacturing US Holdings, LLC,                       Form OPR-6
CMC Industries, Inc. and ACT Manufacturing Securities Corp.
Statement of Sources and Uses of Cash
Case Number:  01-47641, 01-47642, 01-47643, 01-47644
April 30, 2002

  (000's)                                                         12/21/01-
                                                                  01/31/02       02/28/02     03/31/02     04/30/02    05/31/02
                                                                  --------       --------     --------     --------    --------
  SOURCES OF CASH
            Income (loss) from operations                           (4,469)        (4,389)      (2,811)      (4,759)
            Add: Depreciation, amortization & other non-cash           441          1,201        2,518        1,504
                                                                  --------------------------------------------------------------

  CASH GENERATED FROM OPERATIONS                                    (4,028)        (3,188)        (293)      (3,255)

       Add: Decrease in assets:
            Accounts receivable                                      1,148                                    9,699
            Inventory                                                               3,436        8,403        7,209
            Prepaid expenses and deposits                                                        3,013        4,454
            Plant, property and equipment
            Other                                                    1,768          1,349          186
       Increase in liabilities:
            Pre-petition liabilities
            Post-petition liabilities                                7,472          6,394
                                                                  --------------------------------------------------------------
       TOTAL SOURCES OF CASH (A)                                     6,359          7,991       11,309       18,107

  USES OF CASH
       Increase in assets:
            Accounts receivable                                                    (4,009)      (9,864)
            Inventory                                                 (275)
            Prepaid expenses and deposits                           (3,460)        (4,048)
            Plant, property and equipment
            Other                                                                                              (181)

       Decrease in liabilities:
            Pre-petition liabilities                                (1,001)          (317)         (55)      (6,249)
            Post-petition liabilities                                                             (903)      (9,154)
                                                                  --------------------------------------------------------------
       TOTAL USES OF CASH (B)                                       (4,736)        (8,374)     (10,822)     (15,583)

  NET SOURCE (USE) OF CASH (A-B=NET)                                 1,623           (383)         487        2,524

  CASH - BEGINNING BALANCE (See OPR-1)                               4,357          5,981        5,598        6,084
                                                                  --------       --------     --------     --------
  CASH - ENDING BALANCE (See OPR-1)                                  5,980          5,598        6,084        8,607